EXHIBIT 99.906 CERT

CERTIFICATION

I, Jonathan Gans, Chief Executive Officer and President of Ironwood Multi-Strategy Fund LLC (the “Fund”), certify that:

       1.        The Form N-CSR of the Fund (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:	January 9, 2015	/s/ Jonathan Gans
Jonathan Gans, Chief Executive Officer and President
(principal executive officer)

CERTIFICATION

I, Martha Boero, Treasurer of Ironwood Multi-Strategy Fund LLC (the “Fund”), certify that:

       1.        The Form N-CSR of the Fund (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

       2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:	January 9, 2015	/s/ Martha Boero
Martha Boero, Treasurer
(principal financial officer)